UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27512	47-0783182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Inverness Dr W Suite 300
Englewood, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 200-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CSGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Summary of Material Definitive Agreement. CSG Systems International, Inc. (“CSG”) currently generates a material portion of its revenues from Comcast Cable Communications Management, LLC, an affiliate of Comcast Corporation (“Comcast”), under a multi-year Master Subscriber Management System Agreement (the “Current Agreement”). The Current Agreement is scheduled to expire on December 31, 2025. For the second quarter ended June 30, 2024, CSG generated approximately 19% of its total revenues from Comcast.

On October 30, 2024, CSG entered into an amendment to its Current Agreement with Comcast (the “Amended Agreement”). The key terms of the Amended Agreement are as follows:

•
The Amended Agreement extends CSG’s contractual relationship with Comcast through December 31, 2030.
•
The fees to be generated under the Amended Agreement will be based primarily on monthly charges for SaaS and related services per Comcast residential customer account, and various other ancillary services based on actual usage. The Amended Agreement includes annual price escalators beginning in 2026 and certain of the per-unit fees include volume-based pricing tiers. CSG did not provide a renewal discount to Comcast in the Amended Agreement.
•
The Amended Agreement contains certain financial commitments associated with the number of Comcast residential customer accounts that are to be processed on CSG’s systems.
•
CSG maintains the exclusive right to provide print and mail services to all Comcast residential customer accounts through the term of the Amended Agreement.
•
The Amended Agreement contains certain rights and obligations of both parties, including the following key items: (i) the termination of the agreement under certain conditions; (ii) various service level commitments; and (iii) remedies and limitations on liabilities associated with specified breaches of contractual obligations.

A copy of the Amended Agreement, with confidential information redacted, will be filed as an exhibit to CSG’s Form 10-K for the year ended December 31, 2024.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 (Regulation FD Disclosure). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 4, 2024, CSG issued a press release announcing that it had entered into an Amended Agreement with Comcast. A copy of such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated into this section by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of CSG Systems International, Inc. dated November 4, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSG SYSTEMS INTERNATIONAL, INC.

Date:	November 4, 2024	By:	/s/ Lori J. Szwanek
Lori J. Szwanek Chief Accounting Officer